Exhibit 99.2 1

This presentation contains forward-looking statements, including, but not limited to, the Company's progress and anticipated progress towards its long-term objectives. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, and similar words and phrases. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise and other costs and expenses; potential supply chain disruption due to trade restrictions, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for its business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; and foreign currency exchange rate fluctuations. The Company does not undertake any obligation to update its forward-looking statements. 2

First 66 Days of New President & CEO 4 Approach to Setting Future Strategy 5 Actions Taken 6 FY 2019 Q3 Financial Results Summary 7 Outlook 10 Non-Routine Items 11 Non-GAAP Reconciliation Tables 12 3

Arrived in Union, New Jersey on November 4, 2019 Fully Immersed in the Business ▪ Assessing operations, portfolio, capabilities and culture ▪ Engaging with associates – received warm reception and open invitation to create and lead change ▪ Engaging with customers – listened and responded directly to many customer concerns Initial Enthusiasm Affirmed ▪ Bed Bath & Beyond is a highly recognized and beloved brand ▪ We have passionate associates and customers ▪ We have substantial scale, with >1,000 stores across the U.S. and Canada, and strong brand awareness among customers ▪ Our business model is supported by a strong balance sheet and significant cash flow generation 4

Objectively looking at the business and making bold pivots to reconstruct, renovate and restore our Company ❑ ❑ ❑ • We are experiencing short-term pain • We are making bold and broad-based changes to modernize our business • We have a solid balance sheet • We will have a relentless focus on our customer • We will act as a true omni-channel retailer • We will be agile and take a measured approach 5

We remain focused on accelerating our extensive transformation efforts and driving against our near-term priorities to generate savings and reinvest for future growth Reviewing and Optimizing Our Asset Base Completed Real Estate Sale-Leaseback Transaction • Generated net proceeds of >$250M • Properties sold represent ~2.1M sq ft. of commercial space, including 12 retail locations, a distribution facility and our corporate office space • We will continue to occupy these properties pursuant to long-term leases that generally range from 12 to 18 years • We will incur annual incremental pretax net occupancy costs of $11M • Balance sheet will include ~$190M of incremental lease assets and liabilities Refining Our Organization Extensive Changes to Leadership Team • Departure of 6 CEO Direct Reports; Rationalized CIO and CTO functions into one role; Interim leaders appointed in merchandising, digital, marketing, owned brands and legal • Existing expertise with fresh perspectives from new, innovative leaders of change, will help us to better anticipate and support our customers in their life journeys and shopping needs 6 • The Company is actively recruiting for these roles

▪ On a GAAP basis, a net loss per diluted share of ($0.31) vs. net earnings per diluted share of $0.18 in the prior year period, which included a benefit of $0.16 from a gain on the sale of a building • Reported net loss includes a net benefit of $0.07 per diluted share consisting of a favorable adjustment to the Company’s previously established incremental inventory reserve for future markdowns of $24M, partially offset by a non-cash charge of $12M for the impairment of certain store-level assets • On an adjusted basis, a net loss per diluted share of ($0.38) ▪ Net sales of $2.8B, a decrease of 9%, and a comp sales decline of 8.3%, including a high-single digit % decline in stores, and a mid-single digit % decline in digital channels • Sales were significantly impacted by the calendar shift of the Thanksgiving holiday which included one less week of holiday sales compared to the prior year period • Adjusting for this calendar shift to include Thanksgiving and Cyber Monday weeks in both periods, comp sales declined 3.6%, with a decline in store sales of 6.5% and growth in digital sales of 9.4% ▪ Adjusted Gross Margin of 32.3% declined 80 bps vs. adjusted Gross Margin in FY 2018 Q3, primarily due to a decrease in merchandise margin, driven by a higher level of promotional activity in the quarter, which was partially offset by a decrease in net direct-to-customer shipping expense ▪ Adjusted SG&A expense declined $51M, reflecting progress in resetting the cost structure, including lower payroll and payroll-related expenses and lower occupancy expenses, partially offset by higher management consulting expenses associated with some strategic initiatives ▪ Cash and investments balance of $920M at the end of FY 2019 Q3 ▪ Retail inventories of $2.7B (at cost) at the end of FY 2019 Q3, a reduction of ~$289M or 10% (at cost), compared to the end of the prior year period, excluding the impact of the incremental inventory reserve for future markdowns 7

Three Months Ended November 30, 2019 % of Sales December 1, 2018 % of Sales % Change Comp Sales % (8.3) (1.8) Net Sales $2,759 100.0 $3,032 100.0 Gross Profit $890 (a) 32.3 $1,004 33.1 (0.8) (c) SG&A Expenses $932 33.8 $982 (b) 32.4 (1.4) (d) Operating (Loss) Profit ($42) (a) (1.5) $21 (b) 0.7 (2.2) (a) (b) (amounts in millions, except Net (Loss) Earnings ($47) (1.7) $3 0.1 (1.8) (a) (b) comp sales %, % of sales, EPS - Diluted ($0.38) $0.02 WAS - Diluted 123 134 and (loss) earnings per share data) (a) Excludes the adjustment to the incremental inventory reserve for future markdown and the store impairment charge. (b) Excludes the gain from the sale of a building. (c) As a percentage of net sales, primarily due to a decrease in merchandise margin, driven by a higher level of promotional activity in the quarter, which was partially offset by a decrease in net direct-to-customer shipping expense. (d) As a percentage of net sales, the 140 bps increase was primarily due to the effect of fixed costs, such as occupancy and technology-related expenses, including depreciation, on a lower sales base, as well as from higher advertising expenses. 8

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The Company expects its sales and profitability to remain Additional Information: pressured during FY 2019 Q4 • FY 2019 Q4 pre-tax earnings will include: – ~$11M of severance expense associated with extensive Considering these headwinds reflected in the Company’s results to date, leadership changes announced December 2019 and the ongoing work by recently appointed President & CEO Mark Tritton to assess the business and finalize the details of the Company's go-forward – ~$33M of a loss related to the sale-leaseback transaction strategic plan as well as the extensive senior leadership changes within the past month, the Company believes it is appropriate to withdraw its FY 2019 • FY 2019 Capital Expenditures are now planned to be financial guidance. lower at ~$275-$300M vs prior estimate of ~$350-$375M 10

FY 2019 FY 2018 Non-Routine Item Q1 Q2 Q3 YTD Q1 Q2 Q3 Q4 YTD Incremental Inventory Reserve for Future - $194 ($24) $170 - - - - - Markdowns Severance Costs $39 $23 - $62 $9 $5 - - $14 Goodwill and Other $401 $28 $12 $441 - - - $510 $510 Impairments Shareholder Activity $8 - - $8 - - - - - Costs Gain on Sale of - - - - - - ($28) - ($28) Building Total $448 $245 ($12) $681 $9 $5 ($28) $510 $496 11 Refer to http://bedbathandbeyond.gcs-web.com/investor-relations for non-GAAP reconciliation tables included in relevant quarterly press releases.

Three Months Ended Nine Months Ended November 30, December 1, November 30, December 1, 2019 2018 2019 2018 Reconciliation of Adjusted Gross Profit Reported gross profit $ 913,837 $ 1,003,710 $ 2,528,004 $ 2,957,119 Adjustments: Incremental inventory reserve for future markdowns (23,915) — 169,820 — Total adjustments (23,915) — 169,820 — Adjusted gross profit $ 889,922 $ 1,003,710 $ 2,697,824 $ 2,957,119 Reconciliation of Adjusted Gross Margin Reported gross margin 33.1% 33.1% 31.4% 33.9% (in thousands, except per share data) Adjustments: Incremental inventory reserve for future markdowns (0.8)% — % 2.1% — % (unaudited) Total adjustments (0.8)% — % 2.1% — % Adjusted gross margin 32.3% 33.1% 33.5% 33.9 % Reconciliation of Adjusted Selling, General and Administrative Expenses Reported selling, general and administrative expenses $ 931,814 $ 954,197 $ 2,705,457 $ 2,747,519 Adjustments: Severance costs — — (61,199) (13,892) Shareholder activity costs — — (8,000) — Gain on sale of a building — 28,281 — 28,281 Total adjustments — 28,281 (69,199) 14,389 Adjusted selling, general and administrative expenses $ 931,814 $ 982,478 $ 2,636,258 $ 2,761,908 * The Company has not previously presented non-GAAP financial measures regarding its results for its fiscal 2018 third quarter. The Company is presenting certain non-GAAP financial measures for its fiscal 2019 third quarter. In order for investors to be able to more easily compare the 12 Company’s performance across periods, the Company has included comparable reconciliations for the 2018 periods in the reconciliation tables above and that follow.

Three Months Ended Nine Months Ended November 30, December 1, November 30, December 1, 2019 2018 2019 2018 (in thousands, except per share Reconciliation of Adjusted Selling, General and Administrative Expenses as a Percent of Net Sales data) Reported selling, general and administrative expenses as (unaudited) a percent of net sales 33.8% 31.5% 33.6% 31.5 % Adjustments: Severance costs — % — % (0.8)% (0.1)% Shareholder activity costs — % — % (0.1)% — % Gain on sale of a building — % 0.9% — % 0.3 % Total adjustments — % 0.9% (0.9)% 0.2 % Adjusted selling, general and administrative expenses as a percent of net sales 33.8% 32.4% 32.7% 31.7% * The Company has not previously presented non-GAAP financial measures regarding its results for its fiscal 2018 third quarter. The Company is 13 presenting certain non-GAAP financial measures for its fiscal 2019 third quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2018 periods in the reconciliation tables above and that follow.

Three Months Ended Nine Months Ended November 30, December 1, November 30, December 1, 2019 2018 2019 2018 Reconciliation of Adjusted Net (Loss) Earnings Reported net (loss) earnings $ (38,552) $ 24,354 $ (548,402) $ 116,569 Pre-tax Adjustments: Incremental inventory reserve for future markdowns (23,915) — 169,820 — Severance costs — — 61,199 13,892 Goodwill and other impairments (a) 11,781 — 441,405 — Shareholder activity costs — — 8,000 — (in thousands, except per share Gain on sale of a building — (28,281) — (28,281) data) Total pre-tax adjustments (12,134) (28,281) 680,424 (14,389) (unaudited) Tax impact of adjustments 3,786 6,598 (121,565) 3,830 Total adjustments, after tax (8,348) (21,683) 558,859 (10,559) Adjusted net (loss) earnings $ (46,900) $ 2,671 $ 10,457 $ 106,010 Reconciliation of Adjusted Net (Loss) Earnings per Diluted Share Reported net (loss) earnings per diluted share $ (0.31) $ 0.18 $ (4.40) $ 0.86 Goodwill and other impairments, severance, shareholder activity costs, incremental inventory reserve for future markdowns and gain on sale of a building (0.07) (0.16) 4.48 (0.08) Adjusted net (loss) earnings per diluted share $ (0.38) $ 0.02 $ 0.08 $ 0.78 (a) Goodwill and other impairments include: (1) goodwill, tradename and store asset impairments related to the North American Retail reporting unit; and (2) tradename impairments related to the Institutional Sales reporting unit. * The Company has not previously presented non-GAAP financial measures regarding its results for its fiscal 2018 third quarter. The Company is 14 presenting certain non-GAAP financial measures for its fiscal 2019 third quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2018 periods in the reconciliation tables above.